UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 10, 2013

HYPERTENSION DIAGNOSTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-24635	41-1618036
(Commission File Number)	(IRS Employer Identification No.)

10501 Wayzata Boulevard, Suite 102
Minnetonka, Minnesota	55305
(Address of Principal Executive Offices)	(Zip Code)

(952) 545-2457

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

On October 10, 2013, Hypertension Diagnostics, Inc. (the “Company”) entered into a Senior Secured Revolving Credit Facility Agreement (the “Credit Agreement”) with TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands, as lender (“TCA”), and HDI Plastics, Inc., a corporation organized under the laws of the state of Texas and a wholly owned subsidiary of the Company, as guarantor (the “Guarantor”). Pursuant to the Credit Agreement, TCA agreed to extend a line of credit to the Company of up to $3,000,000. The Company drew down $550,000 at the initial closing, and subsequent draws may be funded at the discretion of TCA.

The amounts borrowed pursuant to the Credit Agreement are evidenced by a Revolving Convertible Promissory Note (the “Revolving Note”) and the repayment of the Revolving Note is (i) secured by a first priority security interest in substantially all of the Company’s and the Guarantor’s assets in favor of TCA, each as evidenced by a Security Agreement entered into by and between TCA and each of the Company and the Guarantor (collectively, the “Security Agreements”) and (ii) guaranteed by the Guarantor, as evidenced by a Guaranty Agreement entered into by the Guarantor in favor of TCA (the “Guaranty Agreement”). The Revolving Note is in the original principal amount of $550,000 is due and payable, along with interest thereon, on April 10, 2014, and bears interest at the rate of 16.5% per annum, increasing to the highest rate permitted by law upon the occurrence of an event of default.

TCA may convert all or any portion of the outstanding principal, accrued and unpaid interest, and any other sums due and payable under the Revolving Note into shares of the Company’s common stock at a conversion price equal to 85% of the lowest daily volume weighted average price of the Company’s common stock during the five trading days immediately prior to such applicable conversion date, in each case subject to TCA not being able to beneficially own more than 4.99% of our outstanding common stock upon any conversion.

As further consideration for TCA entering into and structuring the Credit Agreement, the Company paid to TCA an investment banking and advisory services fee of $150,000 (the “Stated Value”) by issuing to TCA 4,494,751 shares (the “Initial Shares”) of the Company’s common stock, $.01 par value per share (the “Common Stock”), as well as three Common Stock Purchase Warrants (collectively, the “Common Stock Purchase Warrants”), each exercisable into 5,224,438 shares of Common Stock (collectively, the “Warrant Shares” and together with the Initial Shares, the “Facility Fee Shares”) at an exercise price of $1.00 per warrant. It is the intention of the Company and TCA that the value of the Facility Fee Shares shall equal the Stated Value. If not exercised by the each of the six, nine and twelve month anniversaries of the October 10, 2013 closing, TCA has the right to require the Company to redeem each Common Stock Purchase Warrant in an amount equal to one-third of the Stated Value minus one-third of the net cash received by TCA from the sale of the Facility Fee Shares. In the event the value of the Facility Fee Shares issued to TCA and net proceeds received by TCA for the sale thereof do not equal the Stated Value of $150,000, the Credit Agreement provides for an adjustment provision allowing for necessary action to adjust the number of shares issued. TCA has the right to require the Company to redeem the Facility Fee Shares and the Warrant Shares in an amount equal to the Stated Value (minus the value received by TCA from the sale of any Facility Fee Shares) upon the “Revolving Loan Maturity Date” which is defined in the Credit Agreement as the earlier of: 1) six months following the October 10, 2013 closing; 2) upon 60 days written notice by TCA; 3) upon prepayment of the Revolving Note; or 4) upon an event of default and acceleration of the Revolving Note under the Credit Agreement.

The above descriptions of the Credit Agreement, the Revolving Note, the two Security Agreements, the Guaranty Agreement and the form of Common Stock Purchase Warrant do not purport to be complete and are qualified in their entirety by the full text of the documents themselves, filed herewith, as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01 are incorporated herein by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 are incorporated herein by reference into this Item 3.02.

The Company is relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, for the issuance of the Facility Fee Shares and the Common Stock Purchase Warrants pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The transaction does not involve a public offering, TCA is an “accredited investor” and/or qualified institutional buyer and TCA has access to information about the Company and its investment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Senior Secured Revolving Credit Facility Agreement, dated effective October 10, 2013, by and among Hypertension Diagnostics, Inc., HDI Plastics, Inc. and TCA Global Credit Master Fund, LP.*

10.2	Revolving Convertible Promissory Note issued on October 10, 2013, by Hypertension Diagnostics, Inc. in favor of TCA Global Credit Master Fund, LP.

10.3	Security Agreement, dated effective October 10, 2013, by and between Hypertension Diagnostics, Inc. and TCA Global Credit Master Fund, LP.*

10.4	Security Agreement, dated effective October 10, 2013, by and between HDI Plastics, Inc. and TCA Global Credit Master Fund, LP.*

10.5	Guaranty Agreement, dated effective October 10, 2013, by HDI Plastics, Inc. in favor of TCA Global Credit Master Fund, LP.

10.6	Form of Common Stock Purchase Warrant, dated effective October 10, 2013, granted by Hypertension Diagnostics, Inc. to TCA Global Credit Master Fund, LP.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS

Date: October 15, 2013	By:	/s/ Kenneth W. Brimmer
Name: Kenneth W. Brimmer
Title: Chief Executive Officer and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Senior Secured Revolving Credit Facility Agreement, dated effective October 10, 2013, by and among Hypertension Diagnostics, Inc., HDI Plastics, Inc. and TCA Global Credit Master Fund, LP.*

10.2	Revolving Convertible Promissory Note issued on October 10, 2013, by Hypertension Diagnostics, Inc. in favor of TCA Global Credit Master Fund, LP.

10.3	Security Agreement, dated effective October 10, 2013, by and between Hypertension Diagnostics, Inc. and TCA Global Credit Master Fund, LP.*

10.4	Security Agreement, dated effective October 10, 2013, by and between HDI Plastics, Inc. and TCA Global Credit Master Fund, LP.*

10.5	Guaranty Agreement, dated effective October 10, 2013, by HDI Plastics, Inc. in favor of TCA Global Credit Master Fund, LP.

10.6	Form of Common Stock Purchase Warrant, dated effective October 10, 2013, granted by Hypertension Diagnostics, Inc. to TCA Global Credit Master Fund, LP.

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.